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                                                                   EXHIBIT 10.84

                              KRAMONT REALTY TRUST

                             1997 STOCK OPTION PLAN

            (FORMERLY THE DREXEL REALTY INC. 1997 STOCK OPTION PLAN)

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                                    TABLE OF CONTENTS
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ARTICLE I.      PURPOSE..........................................................      1

ARTICLE II.     DEFINITIONS......................................................      1

ARTICLE III.    ADMINISTRATION...................................................      4

ARTICLE IV.     SHARE AND OTHER LIMITATIONS......................................      6

ARTICLE V.      ELIGIBILITY......................................................      8

ARTICLE VI.     STOCK OPTION GRANTS..............................................      8

ARTICLE VII.    NON-TRANSFERABILITY..............................................      12

ARTICLE VIII.   CHANGE IN CONTROL PROVISIONS.....................................      12

ARTICLE IX.     TERMINATION OR AMENDMENT OF THE PLAN.............................      14

ARTICLE X.      UNFUNDED PLAN....................................................      15

ARTICLE XI.     GENERAL PROVISIONS...............................................      15

ARTICLE XII.    EFFECTIVE DATE OF PLAN...........................................      17

ARTICLE XIII.   TERM OF PLAN.....................................................      18

ARTICLE XIV.    NAME OF PLAN.....................................................      18
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                              KRAMONT REALTY TRUST
                             1997 STOCK OPTION PLAN

                                   ARTICLE I.

                                     PURPOSE

         The purpose of the Kramont Realty Trust 1997 Stock Option Plan (the "Plan") is to enhance the profitability and value of Kramont Realty Trust (the "Company") by enabling the Company to offer Stock Options (as defined herein) to employees of the Company or a Designated Subsidiary and to non-employee directors of the Company, thereby creating a means to raise the level of stock ownership by the employees and non-employee directors in order to attract, retain and reward such individuals. The Plan was formerly known as the Drexel Realty Inc. 1997 Stock Option Plan. As a result of the merger of CV Reit, Inc. into the Company pursuant to an Agreement and Plan of Reorganization and Merger among Kranzco Realty Trust, KRT Trust and CV Reit, Inc., dated as of December 10, 1999, as amended (the "Reorganization Agreement") the Company assumed the Drexel Realty Inc. 1997 Stock Option Plan.

                                   ARTICLE II.

                                   DEFINITIONS

         For purposes of this Plan, the following terms shall have the following meanings:

                  2.1. "Board" shall mean the Board of Trustees of the Company.

                  2.2. "Cause" shall mean, with respect to a Participant's Termination of Employment, unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, termination due to a Participant's dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of his or her duties for the Company or a Subsidiary, as determined by the Committee in its sole discretion. With respect to a Participant's Termination of Directorship, cause shall mean an act or failure to act that constitutes "cause" for removal of a director under applicable law.

                  2.3. "Code" shall mean the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision.

                  2.4. "Committee" shall mean a committee of the Board appointed from time to time by the Board, which committee shall be intended to consist of two or more non-employee directors. In the event that no Committee exists which has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board. Notwithstanding the foregoing, with respect to grants of Options to non-employee

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         directors and any action hereunder relating to Options held by non-employee directors, the Committee shall mean the Board.

                  2.5. "Common Shares" shall mean the Common Shares of Beneficial Interest of the Company.

                  2.6. "Company" shall mean Kramont Realty Trust, a Maryland real estate investment trust.

                  2.7. "Designated Subsidiary" shall mean Kramont Operating Partnership, L.P. and any other Subsidiary which has been designated from time to time by the Board to participate in the Plan.

                  2.8. "Disability" shall mean total and permanent disability, as defined in Section 22(e)(3) of the Code.

                  2.9.     "Effective Date" shall have the meaning set forth in
         Article XII.

                  2.10. "Eligible Employees" shall mean the employees of the Company or a Designated Subsidiary who are eligible pursuant to Section
         5.1 to be granted Options under this Plan, as determined by the Committee in its sole discretion.

                  2.11. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  2.12. "Fair Market Value" shall mean, for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date, the last sales price reported for the Common Shares on the applicable date: (i) as reported by the principal national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers. If the Common Shares are not readily tradable on a national securities exchange or any system sponsored by the National Association of Securities Dealers, its Fair Market Value shall be set in good faith by the Committee on the advice of a registered investment adviser (as defined under the Investment Advisers Act of 1940). For purposes of the grant of any Stock Option, the applicable date shall be the date for which the last sales price is available at the time of grant.

                  2.13. "Good Reason" shall mean, with respect to a Participant's Termination of Employment, unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, a voluntary termination due to "good reason," as the Committee, in its sole discretion decides to treat as a Good Reason termination.

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                  2.14.    "Participant" shall mean the following persons to
         whom an Option has been granted pursuant to this Plan: Eligible Employees of the Company or a Designated Subsidiary and non-employee directors of the Company.

                  2.15. "Retirement" with respect to a Participant's Termination of Employment shall mean a Termination of Employment without Cause or for Good Reason from the Company and/or a Subsidiary by a Participant who has attained (i) at least age 65; or (ii) such earlier date after age 55 as approved by the Committee with regard to such Participant. With respect to a Participant's Termination of Directorship, Retirement shall mean the failure to stand for reelection or the failure to be reelected after a Participant has attained age sixty-five (65).

                  2.16. "Stock Option" or "Option" shall mean any Option to purchase Common Shares granted to Eligible Employees or non-employee directors pursuant to Article VI.

                  2.17. "Subsidiary" shall mean, other than the Company, (i) any corporation in an unbroken chain of corporations beginning with the Company which owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; (ii) any corporation or trade or business (including, without limitation, a partnership or limited liability company) which is controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest) by the Company or one of its Subsidiaries; or (iii) any other entity in which the Company or any of its Subsidiaries has a direct or indirect equity or other ownership interest as determined by the Committee in its sole discretion.

                  2.18. "Termination of Directorship" shall mean, with respect to a non-employee director, that the non-employee director has ceased to be a director of the Company for any reason.

                  2.19. "Termination of Employment" shall mean: (i) a termination of service (for reasons other than a military or personal leave of absence granted by the Company or a Subsidiary) of a Participant from the Company and its Subsidiaries; or (ii) when an entity which is employing a Participant ceases to be a Subsidiary, unless the Participant thereupon becomes employed by the Company or another Subsidiary.

                  2.20. "Transfer" or "Transferred" shall mean to anticipate, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer.

                                  ARTICLE III.

                                 ADMINISTRATION

         3.1. The Committee. This Plan shall be administered and interpreted by the Committee.

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         3.2.     Stock Option Grants. The Committee shall have full authority to grant, pursuant to the terms of this Plan (including Article V hereof), Stock Options to Eligible Employees or non-employee directors. In particular, the Committee shall have the authority:

                  (a) to select the Eligible Employees and non-employee directors to whom Stock Options may from time to time be granted hereunder;

                  (b) to determine whether and to what extent Stock Options are to be granted hereunder to one or more Eligible Employees or non-employee directors;

                  (c) to determine, in accordance with the terms of this Plan, the number of Common Shares to be covered by each Option granted to an Eligible Employee or non-employee director hereunder;

                  (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Option granted hereunder to an Eligible Employee or non-employee director (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof or any forfeiture restrictions or waiver thereof, regarding any Stock Option, and the Common Shares relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

                  (e) to determine whether and under what circumstances a Stock Option may be settled in cash and/or Common Shares under Section 6.3(d);

                  (f) to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Eligible Employees or non-employee directors in order to exercise Options under the Plan;

                  (g) to determine whether to require Eligible Employees or non-employee directors, as a condition of the granting of any Option, to not sell or otherwise dispose of shares acquired pursuant to the exercise of the Option for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option; and

                  (h)      to modify, extend or renew an Option, subject to
         Article IX herein, provided, however, that if an Option is modified, extended or renewed and thereby deemed to be the issuance of a new Option under the Code or the applicable accounting rules, the exercise price of an Option may continue to be the original exercise price even if less than the Fair Market Value of the Common Shares at the time of such modification, extension or renewal.

         3.3. Guidelines. Subject to Article IX hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from

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time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Option issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect. The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to, the taxes of, countries other than the United States to comply with applicable tax and securities laws.

         3.4. Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of the Company, the Board or the Committee, as the case may be, and shall be final, binding and conclusive on the Company, Subsidiaries and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

         3.5. Reliance on Counsel. The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

         3.6. Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as the Committee shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company shall be fully as effective as if it had been made by a vote at a meeting duly called and held. The Committee may keep minutes of its meetings and may make such rules and regulations for the conduct of its business as it shall deem advisable.

         3.7.     Designation of Consultants/Liability.

                  (a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and may grant authority to employees to execute agreements or other documents on behalf of the Committee.

                  (b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to Section 3.7(a) shall not be liable for any action or determination made in good faith with respect to this Plan. To

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         the maximum extent permitted by applicable law, no officer or former officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Option granted under it. To the maximum extent permitted by applicable law and the Declaration of Trust and By-Laws of the Company and to the extent not covered by insurance, each officer or former officer and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with this Plan, except to the extent arising out of such officer's or former officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, directors or members or former officers, directors or members may have under applicable law or under the Declaration of Trust or By-Laws of the Company. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Options granted to him or her under this Plan.

                                   ARTICLE IV.

                           SHARE AND OTHER LIMITATIONS

         4.1.     Share Limitation.

                  The aggregate number of Common Shares which may be issued under this Plan shall not exceed 400,000 shares (subject to any increase or decrease pursuant to Section 4.2) which may be either authorized and unissued Common Shares or Common Shares held in or acquired for the treasury of the Company or Common Shares held by the Company. If any Option granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full or the Company repurchases any Option pursuant to Section 6.3(e), the number of Common Shares underlying the repurchased Option, and/or the number of Common Shares underlying any unexercised Stock Option shall again be available for the purposes of awards under this Plan.

            4.2. Changes.

                  (a) The existence of this Plan and the Options granted hereunder shall not affect in any way the right or power of the Company, the board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or Subsidiaries, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Shares, the authorization or issuance of

                                       6
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         additional Common Shares, the dissolution or liquidation of the
         Company, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

                  (b) In the event of any change in the capital structure or business of the Company by reason of any stock dividend or extraordinary dividend, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, or exchange of shares, distribution with respect to its outstanding Common Shares or capital stock other than Common Shares, reclassification of its capital stock, any sale or transfer of all or part of the Company's assets or business, or any similar change affecting the Company's capital structure or business and the Committee determines an adjustment is appropriate under this Plan, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Option granted under this Plan and the purchase or exercise price thereof may be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan or as otherwise necessary to reflect the change, and any such adjustment determined by the Committee in good faith shall be binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

                  (c) Fractional Common Shares resulting from any adjustment in Options pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Option has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

                  (d) In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of all or substantially all of the Company's outstanding Common Shares by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets (all of the foregoing being referred to as "Acquisition Events"), then the Committee may, in its sole discretion, terminate all outstanding Options of Eligible Employees, effective as of the date of the Acquisition Event, by delivering notice of termination to each such Participant at least 30 days prior to the date of consummation of the Acquisition Event; provided, that during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Options that are then outstanding (whether vested or not vested) but contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void. If an

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         Acquisition Event occurs, to the extent the Committee does not terminate the outstanding Options pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

         4.3. Purchase Price. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued Common Shares are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.

                                   ARTICLE V.

                                   ELIGIBILITY

         5.1. All employees of the Company and its Designated Subsidiaries and all non-employee directors of the Company are eligible to be granted Options under this Plan. Eligibility under this Plan shall be determined by the Committee.

                                   ARTICLE VI.

                               STOCK OPTION GRANTS

         6.1. Options. Each Stock Option granted hereunder shall be a non-qualified stock option which is not intended to satisfy the requirements of
Section 422 of the Code.

         6.2. Grants. The Committee shall have the authority to grant to any Eligible Employee or any non-employee director one or more Non-Qualified Stock Options.

         6.3. Terms of Options. Options granted under this Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

                  (a) OPTION PRICE. THE PURCHASE PRICE OF COMMON SHARES SUBJECT TO A STOCK OPTION SHALL BE DETERMINED BY THE COMMITTEE BUT SHALL NOT BE LESS THAN 100% OF THE FAIR MARKET VALUE OF THE COMMON SHARES AT THE TIME OF GRANT.

                  (b) OPTION TERM. THE TERM OF EACH STOCK OPTION SHALL BE FIXED BY THE COMMITTEE, BUT NO STOCK OPTION SHALL BE EXERCISABLE MORE THAN 10 YEARS AFTER THE DATE THE OPTION IS GRANTED.

                  (c) EXERCISABILITY. STOCK OPTIONS SHALL BE EXERCISABLE AT SUCH TIME OR TIMES AND SUBJECT TO SUCH TERMS AND CONDITIONS AS SHALL BE DETERMINED BY THE COMMITTEE AT THE TIME OF GRANT. IF THE COMMITTEE PROVIDES, IN ITS DISCRETION, THAT ANY STOCK OPTION IS EXERCISABLE SUBJECT TO CERTAIN LIMITATIONS (INCLUDING, WITHOUT LIMITATION, THAT IT IS EXERCISABLE ONLY IN INSTALLMENTS OR WITHIN CERTAIN TIME PERIODS), THE COMMITTEE MAY WAIVE SUCH LIMITATIONS ON THE EXERCISABILITY AT ANY TIME AT OR AFTER THE TIME OF GRANT IN WHOLE OR IN PART (INCLUDING, WITHOUT LIMITATION, THAT THE

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         COMMITTEE MAY WAIVE THE INSTALLMENT EXERCISE PROVISIONS OR ACCELERATE
         THE TIME AT WHICH OPTIONS MAY BE EXERCISED), BASED ON SUCH FACTORS, IF ANY, AS THE COMMITTEE SHALL DETERMINE, IN ITS SOLE DISCRETION.

                  (d) METHOD OF EXERCISE. SUBJECT TO WHATEVER INSTALLMENT EXERCISE AND WAITING PERIOD PROVISIONS APPLY UNDER SECTION 6.3(c), STOCK OPTIONS MAY BE EXERCISED IN WHOLE OR IN PART AT ANY TIME DURING THE OPTION TERM, BY GIVING WRITTEN NOTICE OF EXERCISE TO THE COMPANY SPECIFYING THE NUMBER OF SHARES TO BE PURCHASED. SUCH NOTICE SHALL BE ACCOMPANIED BY PAYMENT IN FULL OF THE EXERCISE PRICE IN SUCH FORM, OR SUCH OTHER ARRANGEMENT FOR THE SATISFACTION OF THE EXERCISE PRICE, AS THE COMMITTEE MAY ACCEPT. IF AND TO THE EXTENT DETERMINED BY THE COMMITTEE IN ITS SOLE DISCRETION AT OR AFTER GRANT, PAYMENT IN FULL OR IN PART MAY ALSO BE MADE IN THE FORM OF COMMON SHARES WITHHELD FROM THE SHARES TO BE RECEIVED ON THE EXERCISE OF A STOCK OPTION HEREUNDER OR COMMON SHARES OWNED BY the Participant for at least 6 months (and for which the Participant has good title free and clear of any liens and encumbrances and has represented that he or she has owned the Common Shares for at least 6 months) based on the Fair Market Value of the Common Shares on the payment date, as determined by the Committee. No Common Shares shall be issued until payment therefor, as provided herein, has been made or provided for.

                  (e) Buy Out and Settlement Provisions. The Committee may at any time on behalf of the Company offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

                  (f) Form, Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of this Plan, an Option shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may modify, extend or renew outstanding Options granted under this Plan (provided that the rights of a Participant are not reduced without his or her consent), or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised).

                  (g) Other Terms and Conditions. Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of this Plan, as the Committee shall deem appropriate.

         6.4. Termination of Employment. The following rules apply with regard to Options upon the Termination of Employment of a Participant:

                  (a) Termination by Reason of Death. If a Participant's Termination of Employment is by reason of death, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant's estate are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's

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         death, by the legal representative of the estate, at any time within a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

                  (b) Termination by Reason of Disability. If a Participant's Termination of Employment is by reason of Disability, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's termination, by the Participant (or the legal representative of the Participant's estate if the Participant dies after termination) at any time within a period of one year from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

                  (c) Termination by Reason of Retirement. If a Participant's Termination of Employment is by reason of Retirement, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, shall be fully vested and may thereafter be exercised by the Participant at any time within a period of one year from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option; provided, however, that, if the Participant dies within such exercise period, any unexercised Stock Option held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of 12 months (or such other period as the Committee may specify at grant or, if no rights of the Participant's estate are reduced, thereafter) from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

                  (d) Involuntary Termination Without Cause or Termination for Good Reason. If a Participant's Termination of Employment is by involuntary termination without Cause or for Good Reason, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant (or the legal representative of the Participant's estate if the Participant dies after termination) at any time within a period of 90 days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

                  (e) Termination Without Good Reason. If a Participant's Termination of Employment is voluntary but without Good Reason and occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for Termination of Employment for Cause (without regard to any notice or cure period requirements), any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant (or the legal representative of the Participant's estate if the Participant dies after termination) at any time within a period of 30 days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

                                       10
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                  (f)      Other Termination. Unless otherwise determined by the
         Committee at grant or, if no rights of the Participant are reduced, thereafter, if a Participant's Termination of Employment is for any reason other than death, Disability, Retirement, Good Reason, involuntary termination without Cause or voluntary termination as provided in subsection (e) above, any Stock Option held by such Participant shall thereupon terminate and expire as of the date of termination, provided that (unless the Committee determines a different period upon grant or, if, no rights of the Participant are reduced, thereafter) in the event the termination is for Cause or is a voluntary termination without Good Reason within 90 days after occurrence of an event which would be grounds for Termination of Employment for Cause (without regard to any notice or cure period requirement), any Stock Option held by the Participant at the time of occurrence of the event which would be grounds for Termination of Employment for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Employment for Cause.

         6.5. Termination of Directorship. The following rules apply with regard to Options upon the Termination of Directorship:

                  (a) Death, Disability or Otherwise Ceasing to be a Director Other than for Cause. Except as otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, upon the Termination of Directorship, on account of Disability, death, Retirement, resignation, failure to stand for reelection or failure to be reelected or otherwise other than as set forth in (b) below, all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of Directorship shall remain exercisable, to the extent exercisable at the Termination of Directorship, by the Participant or, in the case of death, by the Participant's estate or by the person given authority to exercise such Options by his or her will or by operation of law, for a one year period commencing on the date of the Termination of Directorship, provided that such one year period shall not extend beyond the stated time of such Options.

                  (b) Cause. Upon removal, failure to stand for reelection or failure to be renominated for Cause, or if the Company obtains or discovers information after Termination of Directorship that such Participant had engaged in conduct that would have justified a removal for Cause during such directorship, all outstanding Options of such Participant shall immediately terminate and shall be null and void.

                  (c) Cancellation of Options. No Options that were not exercisable during the period such person serves as a director shall thereafter become exercisable upon a Termination of Directorship for any reason or no reason whatsoever, and such Options shall terminate and become null and void upon a Termination of Directorship.

                                  ARTICLE VII.

                               NON-TRANSFERABILITY

         No Stock Option shall be Transferred by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant. No Option shall, except as otherwise specifically provided by law or herein, be Transferred in any manner, and any attempt to Transfer any such Option shall be void, and no such Option shall in any manner be used for the payment of, subject to, or otherwise encumbered by or hypothecated for the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Option, nor shall it be subject to attachment or legal process for or against such person. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter, that a Stock Option that is otherwise not transferable pursuant to this Article VII is transferable in whole or part and in such circumstances, and under such conditions, as specified by the Committee.

                                  ARTICLE VIII.

                          CHANGE IN CONTROL PROVISIONS

         8.1. Benefits. In the event of a Change in Control of the Company (as defined below), except as otherwise provided by the Committee upon the grant of an Option, the Participant shall be entitled to the following benefits:

                  (a) Subject to paragraph (b) below, all outstanding Options of Participants granted prior to the Change in Control shall be fully vested and immediately exercisable in their entirety. The Committee, in its sole discretion, may provide for the purchase of any such Stock Options by the Company for an amount of cash equal to the excess of the Change in Control price (as defined below) of the Common Shares covered by such Stock Options, over the aggregate exercise price of such Stock Options. For purposes of this Section 8.1, Change in Control price shall mean the higher of: (i) the highest price per Common Share paid in any transaction related to a Change in Control, or
         (ii) the highest Fair Market Value per Common Share at any time during the 60 day period preceding a Change in Control.

                  (b) Notwithstanding anything to the contrary herein, unless the Committee provides otherwise at the time an Option is granted to an Eligible Employee hereunder or thereafter, no acceleration of exercisability shall occur with respect to such Option if the Committee reasonably determines in good faith, prior to the occurrence of the Change in Control, that the Options shall be honored or assumed, or new rights substituted therefor (each such honored, assumed or substituted option hereinafter called an "Alternative Option"), by such Participant's employer (or the parent or a subsidiary of such employer), immediately following the Change in Control, provided that any such Alternative Option must meet the following criteria:

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

                           (i) the Alternative Option must be based on stock which is traded on an established securities market, or which will be so traded within 30 days of the Change in Control;

                           (ii) the Alternative Option must provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Option, including, but not limited to, an identical or better exercise schedule; and

                           (iii) the Alternative Option must have economic value substantially equivalent to the value of such Option (determined at the time of the Change in Control).

         8.2. Change in Control. A "Change in Control" shall be deemed to have occurred:

                  (a) upon any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Common Shares of the Company), becoming the owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities (including, without limitation, securities owned at the time of any increase in ownership);

                  (b) during any period of 2 consecutive years, a change in the composition of the Board such that the individuals who, as of the Effective Time (as defined in the Reorganization Agreement), comprise the Board (the "Incumbent Company Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this subsection that any individual who becomes a member of an Incumbent Company Board subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved in advance or contemporaneously with such election by a vote of at least a majority of those individuals who are members of the Incumbent Company Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Company Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a "person" other than the Board or actual or threatened tender offer for shares of the Company or similar transaction or other contest for corporate control (other than a tender offer by the Company) shall not be so considered as a member of the Incumbent Company Board;

                  (c) upon the merger or consolidation of the Company with any other corporation (other than a parent or subsidiary corporation), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

                  (d) upon the approval of the shareholders of the Company of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than the sale of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

                                   ARTICLE IX.

                      TERMINATION OR AMENDMENT OF THE PLAN

         Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in this Article IX), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Options granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of shareholders of the Company in accordance with the laws of the State of Maryland, no amendment may be made which would (i) increase the aggregate number of Common Shares that may be issued under this Plan; (ii) decrease the minimum option price of any Stock Option; or (iii) extend the maximum option term.

         The Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, but, subject to Article IV or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any Participant without the Participant's consent.

                                   ARTICLE X.

                                  UNFUNDED PLAN

         This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

                                   ARTICLE XI.

                               GENERAL PROVISIONS

         11.1. Legend. The Committee may require each person receiving shares pursuant to an the exercise of an Option under this Plan to represent to and agree in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

         All certificates for Common Shares delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Shares are then listed or any national securities association system upon whose system the Common Shares are then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         11.2. Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

         11.3. No Right to Employment/Directorship. Neither this Plan nor the grant of any Option hereunder shall give any Participant or other employee any right with respect to continuance of employment by the Company or any Subsidiary, nor shall they be a limitation in any way on the right of the Company or any Subsidiary by which an employee is employed or retained to terminate his or her employment at any time. Neither this Plan nor the grant of any Option hereunder shall impose any obligation on the Company to retain any Participant as a director of the Company.

         11.4. Withholding of Taxes. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any Common Shares or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.

         The Committee shall permit any such withholding obligation with regard to any Eligible Employee to be satisfied by reducing the number of Common Shares otherwise deliverable or by delivering Common Shares already owned. Any fraction of a Common Share required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

         11.5.    Listing and Other Conditions.

                  (a) As long as the Common Shares are listed on a national securities exchange or system sponsored by a national securities association, the issue of any Common Shares pursuant to an Option shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to deliver such shares unless and until such shares are so listed; provided, however, that any delay in the delivery of such shares shall be based solely on a reasonable business decision and the right to exercise any Option with respect to such shares shall be suspended until such listing has been effected.

                  (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of Common Shares pursuant to the exercise of an Option is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to Common Shares or Options, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

                  (c) Upon termination of any period of suspension under this Section 11.5, any Option affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

         11.6. Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Maryland (regardless of the law that might otherwise govern under applicable Maryland principles of conflict of laws).

         11.7. Construction. Wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply.

         11.8. Other Benefits. No Option payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or their subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

         11.9. Costs. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Shares pursuant to any Options hereunder.

         11.10. No Right to Same Benefits. The provisions of Options need not be the same with respect to each Participant, and such Options granted to individual Participants need not be the same in subsequent years.

         11.11. Death/Disability. The Committee may in its discretion require the transferee of a Participant's Option to supply the Company with written notice of the Participant's death or Disability and to supply the Company with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the Transfer of an Option. The Committee may also require that the transferee agree in writing to be bound by all of the terms and conditions of this Plan.

         11.12. Severability of Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

         11.13. Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

                                  ARTICLE XII.

                             EFFECTIVE DATE OF PLAN

         This Kramont Realty Trust 1997 Stock Option Plan (formerly the Drexel Realty, Inc. 1997 Stock Option Plan) initially became effective upon the adoption by the board of directors of Drexel Realty, Inc. (the "Effective Date"). This amended and restated Plan is effective on June 16, 2000 (defined as the Effective Time in the Reorganization Agreement).

                                  ARTICLE XIII.

                                  TERM OF PLAN

         No Option shall be granted pursuant to this Plan on or after the tenth anniversary of the Effective Date, but Options granted prior to such tenth anniversary may extend beyond that date.

                                  ARTICLE XIV.

                                  NAME OF PLAN

         This Plan shall be known as the Kramont Realty Trust 1997 Stock Option Plan.

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